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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 23, 1998


                                 SUSSEX BANCORP
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             (Exact name of registrant as specified in its charter)


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        New Jersey                   0-29030                   22-3475473
 (State or other jurisdiction     (Commission                (IRS Employer
  of incorporation)               File Number)             Identification No.)


          399 Route 23, Franklin, New Jersey                        07416
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         (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code (973) 827-2914
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Item 4.  Changes in Registrant's Certifying Accountant.

         The Registrant announced that effective upon the completion of the audit of its 1997 financial statements, the Registrant will replace Arthur Andersen, LLP ("Andersen"), its current independent auditors, with Radics & Co., LLP, who will conduct the audit of the Company's financial statements commencing with the 1998 fiscal year. The decision to change auditors was recommended by the Audit Committee and was approved by the Registrant's Board of Directors. For the fiscal years ended December 31, 1996 and 1995 and up to the date of this report, there have been no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with their reports. The independent auditor's report on the consolidated financial statements for the fiscal years ended December 31, 1996 and 1995 expressed an unqualified opinion. In addition, the Registrant has been informed that the audit opinion for the 1997 fiscal year, to be issued by Andersen, will not contain any qualifications.


Item 7.  Exhibits.

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.                        Description
         -----------                        -----------

              16                            Letter for Arthur Andersen, LLP*







*To be filed by amendment.





















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                          SUSSEX BANCORP
                                                             (Registrant)




Dated:   January 29, 1998                   By: /s/ CANDACE A. LEATHAM
                                                ----------------------
                                                CANDACE A. LEATHAM
                                                Chief Financial Officer






































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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


    Exhibit No.             Description
    -----------             -----------

       16         Letter from Arthur Andersen, LLP*









*To be filed by amendment.





































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